WestRock

December 10, 2015

Bank of America Merrill Lynch

Paper, Packaging and Builders Conference

Steve Voorhees

Chief Executive Officer

WestRock

Forward-looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to the statements on the slides entitled "About WestRock", "Multiple Levers to Increase Shareholder Value", "Integration Progress", and "WestRock Q1 FY16 Business Update" among other things, that, WestRock aspires to be the premier partner and unrivaled provider of paper and packaging solutions in consumer and corrugated markets; building improved customer relationships based on the breadth and depth of our product offering; that we are implementing the WestRock culture across the entire organization; that WestRock expects annualized run rate synergies of more than $400 million by the end of FY16 and is executing on the $1 billion synergy and performance improvement target through FY18; that we have disciplined cost focus and are optimizing our asset portfolio; that WestRock is able to continue to make acquisitions/investments that will improve our business; that we will be able to support and improve the business through capital expenditures and acquisitions; that we will be able to return significant cash to shareholders while maintaining targeted 2.25x-2.50x leverage ratio; that we will maintain our dividend post-spin of Specialty Chemical; that we will be successful in the spin off of Specialty Chemicals and be able to monetize Land and Development over time; that we will be completing our 40 million share repurchase program over time; corrugated container continues strong trends; Total Corrugated Packaging Shipments for Q1 FY16 are estimated to be in the range of 2.15 to 2.20 million tons; that North American Corrugated Packaging Shipments for Q1 FY16 estimated at 2 million tons including 150K tons of SP Fiber; that Brazil and India Corrugated Packaging Shipments for Q1 FY16 estimated at 170K to 180K tons; that Consumer Packaging mills, Folding Carton, Beverage and Home, Health and Beauty are operating well and volumes are seasonally lower and slightly ahead of last year's levels; Reduced demand for temporary displays is in excess of seasonal declines; Specialty Chemicals Segment- Estimate for Q1 FY16 revenues of approximately $200 - $205 million driven by lower sales volumes in oil field and industrial specialties markets; Separation of Specialty Chemicals Business on track for Q2 FY16; Depreciation and Amortization – Estimate for Q1 FY16 is approximately $300 million; Average Shares Outstanding – Approximately 263 million for Q1 FY16.

Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and are typically identified by words or phrases such as "may," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "potential" and "forecast," and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. WestRock cautions readers that a forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. With respect to these statements, WestRock has made assumptions regarding, among other things, the results and impacts of the merger of MeadWestvaco and RockTenn; whether and when the spin-off of WestRock's Specialty Chemicals business will occur; economic, competitive and market conditions generally; volumes and price levels of purchases by customers; competitive conditions in WestRock's businesses and possible adverse actions of their customers, competitors and suppliers. Further, WestRock's businesses are subject to a number of general risks that would affect any such forward-looking statements including, among others, decreases in demand for their products; increases in energy, raw materials, shipping and capital equipment costs; reduced supply of raw materials; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; the scope, costs, timing and impact of any restructuring of our operations and corporate and tax structure; the occurrence of a natural disaster, such as a hurricane, winter or tropical storm, earthquake, tornado, flood, fire, or other unanticipated problems such as labor difficulties, equipment failure or unscheduled maintenance and repair, which could result in operational disruptions of varied duration; our desire or ability to continue to repurchase company stock; and adverse changes in general market and industry conditions. Such risks and other factors that may impact management's assumptions are more particularly described in our filings with the Securities and Exchange Commission, including in Item 1A under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended September 30, 2015. The information contained herein speaks as of the date hereof and WestRock does not have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer and Use of Non-GAAP Financial Measures and Reconciliations

We may from time to time be in possession of certain information regarding WestRock that applicable law would not require us to disclose to the public in the ordinary course of business, but would require us to disclose if we were engaged in the purchase or sale of our securities. This presentation shall not be considered to be part of any solicitation of an offer to buy or sell WestRock securities. This presentation also may not include all of the information regarding WestRock that you may need to make an investment decision regarding WestRock securities. Any such investment decision should be made on the basis of the total mix of information regarding WestRock that is publicly available as of the date of such decision.

We have included financial measures that were not prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The non-GAAP financial measures presented are not intended to be a substitute for GAAP financial measures, and any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP and the reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures included in the Appendix to this presentation.

About WestRock

WestRock aspires to be the premier partner and unrivaled provider of paper and packaging solutions in consumer and corrugated markets

BALANCED BUSINESS MIX (1)


L&D
1%
SCD
6%
Corrugated
Packaging
50%
Consumer
Packaging
43%
Net Sales
$15 billion

REVENUE BY GEOGRAPHY (1)


Asia Pacific
6%
EMEA
8%
Latin America
5%
Net Sales
$15 billion
North America
81%

$15 billion
Total sales

41,000
Employees

268
Corporate and Operating Facilities

30
Countries

14 million
Tons of mill capacity











(1) Reflects combined RKT and MWV LTM 9/30/15 data

WestRock

Multiple Levers to Increase Shareholder Value

	What We Have Done	What We Are Doing
Customer Focused	• Created a global industry leader in corrugated and consumer packaging	• Building improved customer relationships based on the breadth and depth of our product offering
Synergy and Performance Improvements	• Merger of RockTenn and MWV has created a platform for significant synergy and productivity improvement opportunities	• Executing on the $1 billion synergy and business performance improvement target through FY18; $165 million annualized run-rate as of 9/30/15 and more than $400 million in run rate synergies by the end of FY16 • Disciplined cost focus • Optimizing asset portfolio
Strategic Transactions	• Merger of RockTenn and MWV	• Making acquisitions / investments that will improve our business – SP Fiber – JV in Mexico with Grupo Gondi
Balanced Capital Allocation	• Support and improve the business through capital expenditures and acquisitions – FY16 Capex of $850 million • Return significant cash to shareholders while maintaining targeted 2.25x – 2.50x leverage ratio • Established annual dividend of $1.50 per share; current dividend yield of 3%; will maintain dividend post-spin of Specialty Chemical • 40 million share repurchase program to be completed over time; repurchased 5.45 million shares in Q4 FY15 • Actively manage business portfolio — spin off Specialty Chemicals, monetize Land and Development over time	

Integration Progress


CUSTOMERS
CO-WORKERS
INVESTORS
SUPPLIERS
COMMUNITIES
INTEGRITY
RESPECT
ACCOUNTABILITY
EXCELLENCE
WINNING
TOGETHER

Customers

- Using breadth of products and capabilities for the benefit of our customers

Culture

- Implementing WestRock culture across the entire organization

Synergies & Performance Improvements

- Achieved $165 million annualized run rate level as of 9/30/15 and project to exceed $400 million annualized run rate by end of FY16

WestRock Q1 FY16 Business Update

Corrugated Packaging Segment

- Corrugated Container continues strong trends; Q1 FY16 box shipments estimated to increase by approximately 2% on a per day basis as compared to prior year
- Total Corrugated Packaging Segment Shipments for Q1 FY16 estimated in the range of 2.15 to 2.20 million tons
  - North American Corrugated Packaging Shipments for Q1 FY16 estimated at 2 million tons, including SP Fiber volumes of 150K tons
  - Brazil and India Corrugated Packaging Shipments for Q1 FY16 in the range of 170K to180K tons

Consumer Packaging Segment

- Consumer Packaging mills, Folding Carton, Beverage and Home, Health and Beauty are operating well and volumes are seasonally lower and slightly ahead of last year's levels
- Reduced Q1 FY16 demand for temporary displays in excess of seasonal declines

WestRock Q1 FY16 Business Update

Specialty Chemicals Segment

- Estimate for Q1 FY16 revenues of approximately $200 - $205 million driven by lower sales volumes in oil field and industrial specialties markets
- Maintenance outages at three locations and start-up costs in China reduce EBITDA by $8 million as compared to last year
- Last year's comparable results include a $5 million gain related to the sale of the Air Purification Group
- Separation of Specialty Chemicals Business on track for Q2 FY16

Corporate Items

- Depreciation and Amortization – Updated estimate for Q1 FY16 is approximately $300 million
- Average Shares Outstanding – Approximately 263 million for Q1 FY16

Appendix

Q4 FY14 Reconciliation of Reported To Recast Segment Income and EBITDA

($ in millions, except percentages)	RKT [1]	MWV as Reported [2]	MWV Adjustments [3]	MWV Recast Total	Combined RKT / MWV
Segment Sales					
Corrugated Packaging	$ 1,912.6	$ 150.1	$ -	$ 150.1	$ 2,062.7
Consumer Packaging	745.0	1,096.6	-	1,096.6	1,781.6
Specialty Chemicals	-	282.5	-	282.5	282.5
Land & Development	-	8.8	-	8.8	8.8
Intersegment Eliminations	(49.6)	(10.2)	-	(10.2)	(59.8)
Total Segment sales	$ 2,508.0	$ 1,457.8	$ -	$ 1,457.8	$ 4,075.8
Segment Income					
Corrugated Packaging	$ 252.4	$ 26.2	$ (2.5)	$ 23.7	$ 276.1
Consumer Packaging	87.5	118.4	(31.2)	87.2	174.7
Specialty Chemicals	-	69.0	(1.9)	67.1	67.1
Land & Development	-	(0.4)	0.5	0.1	0.1
Total Segment Income	339.9	213.2	(35.1)	178.1	518.0
Corporate non-allocated	(23.6)	(59.9)	37.3	(22.6)	(46.2)
Non-Service Pension Income (Expense)	4.4	40.7	-	40.7	45.1
Segment Income including Corporate	320.7	194.0	2.2	196.2	516.9
Noncontrolling interest	-	2.2	(2.2)	-	-
MWV Interest and Other Items	-	(48.2)	-	(48.2)	(48.2)
	$ 320.7	$ 148.0	$ -	$ 148.0	$ 468.7
Depreciation and Amortization					
Corrugated Packaging	$ 120.1	$ 11.1	$ -	$ 11.1	$ 131.2
Consumer Packaging	26.9	69.5	-	69.5	96.4
Specialty Chemicals	-	8.2	-	8.2	8.2
Land & Development	-	0.7	-	0.7	0.7
Total Segment D&A	147.0	89.5	-	89.5	236.5
Corporate Non-Allocated	4.2	3.5	-	3.5	7.7
Total D&A	$ 151.2	$ 93.0	$ -	$ 93.0	$ 244.2
Segment EBITDA					
Corrugated Packaging	$ 372.5	$ 37.3	$ (2.5)	$ 34.8	$ 407.3
Consumer Packaging	114.4	187.9	(31.2)	156.7	271.1
Specialty Chemicals	-	77.2	(1.9)	75.3	75.3
Land & Development	-	0.3	0.5	0.8	0.8
Total Segment EBITDA	486.9	302.7	(35.1)	267.6	754.5
Corporate Non-Allocated	(19.4)	(56.4)	37.3	(19.1)	(38.5)
Non-Service Pension Income (Expense)	4.4	40.7	-	40.7	45.1
Noncontrolling interest	-	2.2	(2.2)	-	-
Segment EBITDA including Corporate	$ 471.9	$ 289.2	$ -	$ 289.2	$ 761.1
Segment EBITDA Margins					
Corrugated Packaging	19.5%	24.9%	nm	23.2%	19.7%
Consumer Packaging	15.4%	18.1%	nm	15.1%	15.2%
Specialty Chemicals	0.0%	27.3%	nm	26.7%	26.7%
Land & Development	0.0%	3.4%	nm	9.1%	9.1%
Segment including Corporate EBITDA Margin	18.1%	19.7%	nm	19.7%	18.7%

(1) Reflects segment realignment, RockTenn's Consumer Packaging segment excludes $0.3 million of inventory step-up.
(2) Reflects segment realignment and presented to one decimal place.
(3) Recasting of allocation of additional Corporate, pension and stock-based compensation costs to segments in order to conform to the WestRock methodology.

WestRock

Q1 FY15 Reconciliation of Reported To Recast Segment Income and EBITDA

($ in millions, except percentages)	RKT [1]	MWV as Reported [2]	MWV Adjustments [3]	MWV Recast Total	Combined RKT / MWV
Segment Sales					
Corrugated Packaging	$ 1,842.8	$ 139.2	$ -	$ 139.2	$ 1,982.0
Consumer Packaging	713.0	956.2	-	956.2	1,669.2
Specialty Chemicals	-	241.0	-	241.0	241.0
Land & Development	-	44.9	-	44.9	44.9
Intersegment Eliminations	(41.6)	(7.2)	-	(7.2)	(48.8)
Total Segment sales	**$ 2,514.2**	**$ 1,374.1**	**$ -**	**$ 1,374.1**	**$ 3,888.3**
Segment Income					
Corrugated Packaging	$ 184.9	$ 27.2	$ (2.5)	$ 24.7	$ 209.6
Consumer Packaging	60.1	84.4	(32.2)	52.2	112.3
Specialty Chemicals	-	53.4	(1.7)	51.7	51.7
Land & Development	-	12.2	13.9	26.1	26.1
Total Segment Income	245.0	177.2	(22.5)	154.7	399.7
Corporate non-allocated	(22.3)	(63.7)	38.0	(25.7)	(48.0)
Non-Service Pension Income (Expense)	6.4	40.6	-	40.6	47.0
Segment Income including Corporate	**229.1**	**154.1**	**15.5**	**169.6**	**398.7**
Noncontrolling interest	-	15.5	(15.5)	-	-
MWV Interest and Other Items	-	(73.0)	-	(73.0)	(73.0)
	$ 229.1	$ 96.6	$ -	$ 96.6	$ 325.7
Depreciation and Amortization					
Corrugated Packaging	$ 120.0	$ 10.2	$ -	$ 10.2	$ 130.2
Consumer Packaging	27.6	70.4	-	70.4	98.0
Specialty Chemicals	-	8.8	-	8.8	8.8
Land & Development	-	0.4	-	0.4	0.4
Total Segment D&A	147.6	89.8	-	89.8	237.4
Corporate Non-Allocated	4.2	1.4	-	1.4	5.6
Total D&A	**$ 151.8**	**$ 91.2**	**$ -**	**$ 91.2**	**$ 243.0**
Segment EBITDA					
Corrugated Packaging	$ 304.9	$ 37.4	$ (2.5)	$ 34.9	$ 339.8
Consumer Packaging	87.7	154.8	(32.2)	122.6	210.3
Specialty Chemicals	-	62.2	(1.7)	60.5	60.5
Land & Development	-	12.6	13.9	26.5	26.5
Total Segment EBITDA	392.6	267.0	(22.5)	244.5	637.1
Corporate Non-Allocated	(18.1)	(62.3)	38.0	(24.3)	(42.4)
Non-Service Pension Income (Expense)	6.4	40.6	-	40.6	47.0
Noncontrolling interest	-	15.5	(15.5)	-	-
Segment EBITDA including Corporate	**$ 380.9**	**$ 260.8**	**$ -**	**$ 260.8**	**$ 641.7**
Segment EBITDA Margins					
Corrugated Packaging	16.5%	26.9%	nm	25.1%	17.1%
Consumer Packaging	12.3%	16.2%	nm	12.8%	12.6%
Specialty Chemicals	0.0%	25.8%	nm	25.1%	25.1%
Land & Development	0.0%	28.1%	nm	59.0%	59.0%
Segment including Corporate EBITDA Margin	**15.1%**	**19.0%**	**nm**	**19.0%**	**16.5%**

(1) Reflects segment realignment, RockTenn's Consumer Packaging segment excludes $1.1 million of inventory step-up.
(2) Reflects segment realignment and presented to one decimal.
(3) Recasting of allocation of additional Corporate, pension and stock-based compensation costs to segments in order to conform to the WestRock methodology.

WestRock

Q2 FY15 Reconciliation of Reported To Recast Segment Income and EBITDA

($ in millions, except percentages)	RKT [1]	MWV as Reported [2]	MWV Adjustments [3]	MWV Recast Total	Combined RKT / MWV
Segment Sales					
Corrugated Packaging	$ 1,799.5	$ 121.5	$ -	$ 121.5	$ 1,921.0
Consumer Packaging	694.9	924.5	-	924.5	1,619.4
Specialty Chemicals	-	239.2	-	239.2	239.2
Land & Development	-	2.5	-	2.5	2.5
Intersegment Eliminations	(38.8)	(5.7)	-	(5.7)	(44.5)
Total Segment sales	**$ 2,455.6**	**$ 1,282.0**	**$ -**	**$ 1,282.0**	**$ 3,737.6**
Segment Income					
Corrugated Packaging	$ 169.4	$ 23.2	$ (2.6)	$ 20.6	$ 190.0
Consumer Packaging	52.6	75.5	(35.2)	40.3	92.9
Specialty Chemicals	-	49.5	(3.2)	46.3	46.3
Land & Development	-	(2.9)	(1.8)	(4.7)	(4.7)
Total Segment Income	222.0	145.3	(42.8)	102.5	324.5
Corporate non-allocated	(20.2)	(68.8)	43.1	(25.7)	(45.9)
Non-Service Pension Income (Expense)	5.3	33.6	-	33.6	38.9
Segment Income including Corporate	**207.1**	**110.1**	**0.3**	**110.4**	**317.5**
Noncontrolling interest	-	0.3	(0.3)	-	-
MWV Interest and Other Items	-	(65.9)	-	(65.9)	(65.9)
	$ 207.1	$ 44.5	$ -	$ 44.5	$ 251.6
Depreciation and Amortization					
Corrugated Packaging	$ 120.6	$ 9.5	$ -	$ 9.5	$ 130.1
Consumer Packaging	27.9	60.7	-	60.7	88.6
Specialty Chemicals	-	8.7	-	8.7	8.7
Land & Development	-	0.2	-	0.2	0.2
Total Segment D&A	148.5	79.1	-	79.1	227.6
Corporate Non-Allocated	4.2	3.0	-	3.0	7.2
Total D&A	**$ 152.7**	**$ 82.1**	**$ -**	**$ 82.1**	**$ 234.8**
Segment EBITDA					
Corrugated Packaging	$ 290.0	$ 32.7	$ (2.6)	$ 30.1	$ 320.1
Consumer Packaging	80.5	136.2	(35.2)	101.0	181.5
Specialty Chemicals	-	58.2	(3.2)	55.0	55.0
Land & Development	-	(2.7)	(1.8)	(4.5)	(4.5)
Total Segment EBITDA	370.5	224.4	(42.8)	181.6	552.1
Corporate Non-Allocated	(16.0)	(65.8)	43.1	(22.7)	(38.7)
Non-Service Pension Income (Expense)	5.3	33.6	-	33.6	38.9
Noncontrolling interest	-	0.3	(0.3)	-	-
Segment EBITDA including Corporate	**$ 359.8**	**$ 192.5**	**$ -**	**$ 192.5**	**$ 552.3**
Segment EBITDA Margins					
Corrugated Packaging	16.1%	26.9%	nm	24.8%	16.7%
Consumer Packaging	11.6%	14.7%	nm	10.9%	11.2%
Specialty Chemicals	0.0%	24.3%	nm	23.0%	23.0%
Land & Development	0.0%	-108.0%	nm	-180.0%	-180.0%
Segment including Corporate EBITDA Margin	**14.7%**	**15.0%**	**nm**	**15.0%**	**14.8%**

(1) Reflects segment realignment, RockTenn's Consumer Packaging segment excludes $0.2 million of inventory step-up.
(2) Reflects segment realignment and presented to one decimal.
(3) Recasting of allocation of additional Corporate, pension and stock-based compensation costs to segments in order to conform to the WestRock methodology.

WestRock

Q3 FY15 Reconciliation of Reported To Recast Segment Income and EBITDA

($ in millions, except percentages)	RKT	MWV as Reported [1]	MWV Adjustments [2]	MWV Recast Total	Combined RKT / MWV
Segment Sales					
Corrugated Packaging	$ 1,887.3	$ 123.1	$ -	$ 123.1	$ 2,010.4
Consumer Packaging	690.2	1,020.4	-	1,020.4	1,710.6
Specialty Chemicals	-	262.2	-	262.2	262.2
Land & Development	-	22.0	-	22.0	22.0
Intersegment Eliminations	(38.6)	(5.4)	-	(5.4)	(44.0)
Total Segment sales	**$ 2,538.9**	**$ 1,422.3**	**$ -**	**$ 1,422.3**	**$ 3,961.2**
Segment Income					
Corrugated Packaging	$ 217.0	$ 18.1	$ (2.6)	$ 15.5	$ 232.5
Consumer Packaging	77.9	125.0	(34.7)	90.3	168.2
Specialty Chemicals	-	61.7	(2.8)	58.9	58.9
Land & Development	-	2.1	6.0	8.1	8.1
Total Segment Income	294.9	206.9	(34.1)	172.8	467.7
Corporate non-allocated	(18.0)	(64.1)	42.1	(22.0)	(40.0)
Non-Service Pension Income (Expense)	5.3	33.6	-	33.6	38.9
Segment Income including Corporate	**282.2**	**176.4**	**8.0**	**184.4**	**456.6**
Noncontrolling interest	-	8.0	(8.0)	-	-
MWV Interest and Other Items	-	(76.2)	-	(76.2)	(76.2)
	$ 282.2	$ 108.2	$ -	$ 108.2	$ 390.4
Depreciation and Amortization					
Corrugated Packaging	$ 122.4	$ 8.8	$ -	$ 8.8	$ 131.2
Consumer Packaging	28.7	58.8	-	58.8	87.5
Specialty Chemicals	-	8.5	-	8.5	8.5
Land & Development	-	0.4	-	0.4	0.4
Total Segment D&A	151.1	76.5	-	76.5	227.6
Corporate Non-Allocated	3.9	3.3	-	3.3	7.2
Total D&A	**$ 155.0**	**$ 79.8**	**$ -**	**$ 79.8**	**$ 234.8**
Segment EBITDA					
Corrugated Packaging	$ 339.4	$ 26.9	$ (2.6)	$ 24.3	$ 363.7
Consumer Packaging	106.6	183.8	(34.7)	149.1	255.7
Specialty Chemicals	-	70.2	(2.8)	67.4	67.4
Land & Development	-	2.5	6.0	8.5	8.5
Total Segment EBITDA	446.0	283.4	(34.1)	249.3	695.3
Corporate Non-Allocated	(14.1)	(60.8)	42.1	(18.7)	(32.8)
Non-Service Pension Income (Expense)	5.3	33.6	-	33.6	38.9
Noncontrolling interest	-	8.0	(8.0)	-	-
Segment EBITDA including Corporate	**$ 437.2**	**$ 264.2**	**$ -**	**$ 264.2**	**$ 701.4**
Segment EBITDA Margins					
Corrugated Packaging	18.0%	21.9%	nm	19.7%	18.1%
Consumer Packaging	15.4%	18.0%	nm	14.6%	14.9%
Specialty Chemicals	0.0%	26.8%	nm	25.7%	25.7%
Land & Development	0.0%	11.4%	nm	38.6%	38.6%
Segment including Corporate EBITDA Margin	**17.2%**	**18.6%**	**nm**	**18.6%**	**17.7%**

(1) Reflects segment realignment and presented to one decimal.
(2) Recasting of allocation of additional Corporate, pension and stock-based compensation costs to segments in order to conform to the WestRock methodology.

WestRock

Q4 FY15 Adjusted Segment Sales, Segment EBITDA and EBITDA Margin Calculations

($ in millions, except percentages)	Corrugated Packaging	Consumer Packaging	Specialty Chemicals	Land and Development	Corporate non-allocated / Other	Non-Service Pension Income (Expense)	Consolidated
Segment Sales	$ 1,987.3	$ 1,642.0	$ 256.5	$ 45.0	$ (58.2)	$ -	$ 3,872.6
Less: Trade Sales	(77.6)	-	-	-	-	-	(77.6)
Adjusted Segment Sales	$ 1,909.7	$ 1,642.0	$ 256.5	$ 45.0	$ (58.2)	$ -	$ 3,795.0
Segment Income including Corporate	$ 235.4	$ 77.7	$ 33.6	$ (3.4)	$ (40.7)	$ 25.8	$ 328.4
Addback: Inventory step-up	2.2	61.2	8.2	-	-	-	71.6
Depreciation and Amortization	133.6	117.6	22.0	0.2	7.9	-	281.3
Segment EBITDA	$ 371.2	$ 256.5	$ 63.8	$ (3.2)	$ (32.8)	$ 25.8	$ 681.3
Segment EBITDA Margins	19.4%	15.6%	24.9%	-7.1%			
North America Corrugated EBITDA Margin (1)	20.1%						

(1) See Reconciliation on next slide.

WestRock

Q4 FY15 North America Corrugated EBITDA Margin Calculation Reconciliation

($ in millions, except percentages)	Q4 FY15 North America		Brazil		Other		Corrugated Packaging	
Segment Sales	$	1,772.1	$	88.6	$	126.6	$	1,987.3
Less: Trade Sales		(77.6)		-		-		(77.6)
Adjusted Segment Sales	$	1,694.5	$	88.6	$	126.6	$	1,909.7
Segment Income	$	219.0	$	12.6	$	3.8	$	235.4
Addback: Inventory Step-up		-		2.2		-		2.2
Depreciation and Amortization		121.0		10.2		2.4		133.6
Segment EBITDA	$	340.0	$	25.0	$	6.2	$	371.2
Segment EBITDA Margins		20.1%		28.2%		4.9%		19.4%

WestRock

Combined FY15 Recast Segment Income and Segment EBITDA and EBITDA Margin Calculations

($ in millions, except percentages)	Corrugated Packaging	Consumer Packaging [1]	Specialty Chemicals	Land and Development	Corporate non-allocated / Other	Non-Service Pension Income (Expense)	Consolidated
Segment Sales	$ 7,900.7	$ 6,641.2	$ 998.9	$ 114.4	$ (195.5)	$ -	$ 15,459.7
Less: Trade Sales	(287.0)	-	-	-	-	-	(287.0)
Adjusted Segment Sales	$ 7,613.7	$ 6,641.2	$ 998.9	$ 114.4	$ (195.5)	$ -	$ 15,172.7
Segment Income including Corporate	$ 867.5	$ 451.1	$ 190.5	$ 26.1	$ (174.6)	$ 150.6	$ 1,511.2
Addback: Inventory step-up related to merger	2.2	61.2	8.2	-	-	-	71.6
Depreciation and Amortization	525.1	391.7	48.0	1.2	27.9	-	993.9
Segment EBITDA	$ 1,394.8	$ 904.0	$ 246.7	$ 27.3	$ (146.7)	$ 150.6	$ 2,576.7
Segment EBITDA Margins	18.3%	13.6%	24.7%	23.9%			

(1) Includes non-merger inventory step up of $1.3 million

WestRock

Reconciliation of MWV Recast Corporate Unallocated to Reported Corporate and Other

($ in millions)		Q4 FY14		Q1 FY15		Q2 FY15		Q3 FY15
MWV Recast Corporate Non-Allocated	**$**	**(59.9)**	**$**	**(63.7)**	**$**	**(68.8)**	**$**	**(64.1)**
Add: Non-Service Pension Income (Expense)		40.7		40.6		33.6		33.6
Total MWV Recast Corporate Unallocated	$	(19.2)	$	(23.1)	$	(35.2)	$	(30.5)
Plus:								
Interest Income		14.7		15.0		14.1		14.1
Other Income (Expense)		(1.7)		0.6		(3.4)		(2.6)
Less:								
Interest Expense		(54.2)		(53.1)		(52.1)		(50.5)
Restructuring		(7.0)		(35.5)		(24.5)		(37.2)
Total Interest and Other Items		(48.2)		(73.0)		(65.9)		(76.2)
MWV Reported Corporate and Other (1)	**$**	**(67.4)**	**$**	**(96.1)**	**$**	**(101.1)**	**$**	**(106.7)**

(1) Shown here to one-decimal place. Previously reported in whole millions. Minor rounding differences may appear.

WestRock

Historical Pension Reconciliation

($ in millions)	FY14		FY15							
	Q4		Q1		Q2		Q3		Q4	
Service Cost										
MWV	$	(10.4)	$	(10.5)	$	(16.2)	$	(16.2)	$	-
RKT		(6.5)		(7.7)		(7.9)		(7.0)		-
WRK		-		-		-		-		(22.1)
Combined	$	(16.9)	$	(18.2)	$	(24.1)	$	(23.2)	$	(22.1)
Non-Service Pension Income (Expense)										
MWV	$	40.7	$	40.6	$	33.6	$	33.6	$	-
RKT		4.4		6.4		5.3		5.3		-
WRK		-		-		-		-		25.8
Combined	$	45.1	$	47.0	$	38.9	$	38.9	$	25.8
Total Pension Income (Expense)										
MWV	$	30.3	$	30.1	$	17.4	$	17.4	$	-
RKT		(2.1)		(1.3)		(2.6)		(1.7)		-
WRK		-		-		-		-		3.7
Combined	$	28.2	$	28.8	$	14.8	$	15.7	$	3.7

WestRock

Q4 FY15 Segment EBITDA including Corporate Bridge (1)


($ in millions)
$761
($17)
($6)
($29)
$9
$60
($26)
($26)
($29)
($4)
($12)
$681
Drivers of $17 million Consumer Packaging Year-over-Year Price / Mix Decline:
Reductions in the market price of pulp coupled with increased shipments of market pulp and decreased shipments of SBS paperboard accounted for a negative price / mix impact of $13 million
The remaining $4 million was the net of price increases in CRB, offset by some negative customer mix and price impacts in other parts of the portfolio
RKT + MWV Q4 FY14
Price / Mix
Volume
Labor and Benefits Inflation
Other Cost Deflation
Productivity / Synergies
FX
Pension Income
Non-Recurring
Land and Development
Acquisitions / (Divestitures) & Other
WRK Q4 FY15

- Price/mix changes: Corrugated Packaging: +$7 million; Consumer Packaging: ($17) million; Specialty Chemicals: ($7) million
- Other cost deflation: Natural Gas: +$19 million; Chemicals: +$9 million; Freight / Diesel: +$9 million; Brazil: ($6) million; Wood / Fiber ($2) million; Other cost categories: ($20) million
- Productivity gains and synergies realization of +$60 million
- Non-recurring items includes $23 million of non-cash spare parts remeasurement gains in Q4 FY14
- Pension income variance of $26 million reflects lower non-cash pension income from asset de-risking and lower expected asset returns

(1) Q4 FY15 results adjusted for merger-related non-continuing inventory step-up and LIFO adjustments of $71.6 million. See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix.

Combined Historical Shipments by Segment

Corrugated Packaging	Unit	FY14 Q4	FY15 Q1	FY15 Q2	FY15 Q3	FY15 Q4
North America Corrugated						
Corrugated Packaging Shipments	Thousands of tons	2,074.6	1,995.8	1,936.7	2,032.6	2,018.0
Corrugated Container Shipments	Billions of square feet	18.8	18.8	18.9	19.6	19.4
Corrugated Container Shipments per Shipping Day	Millions of square feet	294.7	309.0	304.5	309.9	303.2
Corrugated Packaging Maintenance Downtime	Thousands of tons	-	68.5	79.6	104.1	3.1
Brazil and India						
Corrugated Packaging Shipments	Thousands of tons	170.3	166.5	168.2	175.1	171.4
Corrugated Container Shipments	Billions of square feet	1.4	1.4	1.4	1.5	1.4
Corrugated Container Shipments per Shipping Day	Millions of square feet	17.2	18.7	20.4	19.9	18.1
Total Corrugated Packaging Segment Shipments	**Thousands of tons**	**2,244.9**	**2,162.3**	**2,104.9**	**2,207.7**	**2,189.4**

Consumer Packaging	Unit	FY14 Q4	FY15 Q1	FY15 Q2	FY15 Q3	FY15 Q4
Consumer Packaging Segment Shipments	Thousands of tons	947.5	871.0	875.4	955.3	955.1
Pulp Shipments	Thousands of tons	53.2	68.3	45.6	60.7	88.8
Consumer Packaging Shipments	Billions of square feet	9.0	8.6	8.6	9.2	9.2